Exhibit 10.18(F)

Execution Version

THIRD AMENDMENT TO

SEARCH AND ADVERTISING SERVICES AND SALES AGREEMENT

This Third Amendment to Search and Advertising Services and Sales Agreement (this “Third Amendment”) is entered into to be effective as of March 31, 2011 (“Third Amendment Effective Date”) by and between Yahoo! Inc., a Delaware corporation (“Yahoo!”) and Microsoft Corporation, a Washington corporation (“Microsoft”).

WHEREAS, Yahoo! and Microsoft are parties to that certain Search and Advertising Services and Sales Agreement, entered into as of December 4, 2009, as amended (collectively, the “Agreement”); and

WHEREAS, Yahoo! and Microsoft desire to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1. Definitions. Capitalized terms used but not defined herein have the same meanings given in the Agreement.

2. Guarantee Calculation.

(a) Sections 9.1.4(a)(3) to 9.1.4(a)(5) of the Agreement are hereby deleted and replaced with the following:

“(3) [*].

(4) [*].

(5) [*].”

(b) Section 9.1.4(d) is deleted and replaced with the following:

“[*].”

(c) The following table replaces the table set forth in Section 6(e) of the Second Amendment to the Agreement and provides 4 illustrative calculations:

Confidential	-1-

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

Execution Version

[*]

Example 1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	$[*]	$[*]	$[*]	$[*]	$[*]
[*]	$[*]	$[*]	$[*]	$[*]	$[*]
[*]*	$[*]	$[*]	$[*]	$[*]
[*]*	$[*]	$[*]	$[*]	$[*]		$[*]
[*]*	N/A	N/A	N/A	N/A

Example 2	[*]	[*]	[*]	[*]	[*]	[*]
[*]	$[*]	$[*]	$[*]	$[*]	$[*]
[*]	$[*]	$[*]	$[*]	$[*]	$[*]
[*]*	$[*]	$[*]	$[*]	$[*]
[*]*	N/A	N/A	N/A	N/A		$[*]
[*]*	$[*]	$[*]	$[*]	$[*]

Example 3	[*]	[*]	[*]	[*]	[*]	[*]
[*]	$[*]	$[*]	$[*]	$[*]	$[*]
[*]	$[*]	$[*]	$[*]	$[*]	$[*]
[*]*	$[*]	$[*]	$[*]	$[*]
[*]*	$[*]	$[*]	N/A	N/A		$[*]
[*]*	N/A	N/A	N/A	$[*]

Example 4	[*]	[*]	[*]	[*]	[*]	[*]
[*]	$[*]	$[*]	$[*]	$[*]	$[*]
[*]	$[*]	$[*]	$[*]	$[*]	$[*]
[*]*	$[*]	$[*]	$[*]	$[*]
[*]*	$[*]	N/A	$[*]	N/A		$[*]
[*]*	N/A	$[*]	N/A	N/A

*[*]

(d) Section 9.2.3(b) of the Agreement will be deleted and replaced with the following:

“(b) Guarantee Payments. Payments or refunds required to be paid pursuant to Section 9.1.4 (Guarantee), subject to any offsets permitted pursuant to Sections 9.1.4(b)(2) and 9.1.4(b)(3), shall be paid (or offset) within [*] after the last day of each calendar month for True-Up Periods that ended during such month.”

Confidential	-2-

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

Execution Version

(e) Section 2 of Exhibit E will be deleted and replaced with the following:

“2. True-Up Periods. For the [*], there will be [*] consecutive ‘True-Up Periods’ comprised of [*]. For all other [*], there will be [*] consecutive “True-Up Periods” of [*] each starting on the Initial Implementation Date in such country. The “Guarantee Term” for each country refers collectively to all of its True-Up Periods.”

(f) The first sentence of Section 3.1(a)(1)(B) of Exhibit E is amended by deleting the first sentence and replacing it with the following:

“‘GDP Adjustment’ is equal to [*] plus the percentage change in nominal GDP/capita from the Reference Period to the corresponding True-Up Period in that country, except for the [*] True-Up Period ([*] True-Up Periods in the [*]), where the GDP Adjustment is measured as the change in nominal GDP/capita from the first ([*] for the [*]) Reference Period (the start and end dates of which are [*] preceding the True-Up Period) to the [*] True-Up Period in that country ([*] True-Up Periods in the [*]).”

(g) Section 3.1(a)(1)(C) of Exhibit E will be deleted and replaced with the following:

“(C) Further, [*], for each True-Up Period, the version of the data to use shall be the most current version of quarterly data available as of the end of each True-Up Period. There will be no subsequent retroactive revisions to the GDP Data for any True-Up Period for the [*]. For [*], the version of the data to use shall be the most current version of quarterly data available as of the end of each True-Up Period, and subject to retroactive revision in the subsequent True-Up Periods for the country until the [*] and final True-Up Period at which time no further revision shall be undertaken. If quarterly data for a country is not reported or available, semi-annual data shall be used, or if semi-annual data is not available, then the annual version shall be used.”

3. Miscellaneous. This Third Amendment will be governed and construed, to the extent applicable, in accordance with the laws of the State of New York, without regard to its conflict of law principles. This Third Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. This Third Amendment may be amended or modified only by a written agreement that (a) refers to this Third Amendment; and (b) is executed by an authorized representative of each party. This Third Amendment shall be binding on the parties hereto and their respective personal and legal representatives, successors, and permitted assigns. Except as expressly set forth herein, the Agreement remains in full force and effect and this Third Amendment shall not be construed to alter, amend or change any of the other terms or conditions set forth in the Agreement. To the extent of any conflict between this Third Amendment and any provisions of the Agreement, this Third Amendment shall control with respect to the subject matter hereof.

Confidential	-3-

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

Execution Version

IN WITNESS WHEREOF, the parties by their duly authorized representatives have executed this Third Amendment as of the Third Amendment Effective Date.

YAHOO! INC.		MICROSOFT CORPORATION

By:	/s/ Mark Morrissey	By:	/s/ Greg Nelson
Name:	Mark Morrissey	Name:	Greg Nelson
Title:	Senior Vice President	Title:	General Manager

Confidential	-4-

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.